                                                      BPA Number 0440-97-29988


BLANKET PURCHASE AGREEMENT

Pursuant to GSA Federal Supply contract number GS35F4085D, Blanket Purchase Agreements, the Contractor agrees to the following terms of a Blanket Purchase Agreement (BPA) EXCLUSIVELY WITH THE SOCIAL SECURITY ADMINISTRATION (SSA).

1. Multi-Media Workstations that can be ordered under this BPA are provided at Attachment No. 1, along with the configurations/specifications and terms and conditions. All orders placed against this BPA are subject to the terms and conditions provided at Attachment I.

     ITEM                                              UNIT COST
   166Mhz Pentium Multi Media Workstations             $1,682.00


(NOTE: During the term of this BPA, all price reductions in Dunn's GSA schedule will automatically reduce the unit cost of the workstations.)

2.  Delivery:

    Delivery schedule/dates and their respective destinations will be listed on each order placed against this BPA.

3. The Government estimates, but does not guarantee, that the quantity of workstations to be purchased by this BPA shall not exceed 2,360.

4.  This BPA does not obligate any funds.

5.  This BPA expires on March 31, 1999 - the end of the Federal Supply Schedule
    (FSS) contract period.

6. Contracting Officers from the Office of Acquisition and Grants (OAG) are hereby authorized to place orders under this BPA. Each order will be associated with a "call number" issued by OAG.

7. Orders will be placed against this BPA via credit cards or paper (delivery orders).

8. Unless otherwise agreed to, all deliveries under this BPA must be accompanied by delivery tickets or sales slips that must contain the following information as a minimum:

    (a) Name of contractor;
    (b) Contract Number;
    (c) BPA Number;
    (d) Model number or National Stock Number (NSN);

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    (e) Serial Number;
    (f) Purchase Order (Delivery Order) Number;
    (g) Date of Purchase;
    (h) Quantity, unit price, and extension of each item (unit prices and extensions need not be shown when incompatible with the use of automated systems; provided,that the invoice is itemized to show the information); and
    (I) Date of shipment.

9. The requirements of a proper invoice are as specified in Dunn's Federal Supply Contact. Invoices will be submitted to the address specified in the purchase/delivery order issued against this BPA.

10. The terms and conditions included in this BPA apply to all purchases made pursuant to it. In the event of an inconsistency between the provisions of this BPA and the Contractor's invoice, the provisions of this BPA shall take precedence.

*IMPORTANT - A new feature of the Federal Supply Schedules Program permits contractors to offer price reductions in accordance with commercial practice.


                                                                                                         Form Approved
Vendor       Original                                                                                    OMB 0990-0115
---------------------------------------------------------------------------------------------------------------------------------
                                   ORDER FOR SUPPLIES OR SERVICES                                PAGE     OF     PAGES
---------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all packages and papers with contract and/or order numbers.                           1           2
---------------------------------------------------------------------------------------------------------------------------------
1. DATE OF ORDER                   2. CONTRACT NO. (if any)          3. ORDER NO.           4. REQUISITION/REFERENCE NO.
                    03/25/97                       GS35F4085D              0440-97-29984                  4210-97-0157/00
---------------------------------------------------------------------------------------------------------------------------------
5. ISSUING OFFICE (ADDRESS CORRESPONDENCE TO)      6. SHIP TO: (CONSIGNEE AND ADDRESS, ZIP CODE)
   SOCIAL SECURITY ADMINISTRATION                     SOCIAL SECURITY ADMINISTRATION
   OFFICE OF ACQUISITION AND GRANTS                   COMPUCOM SYSTEMS, INC.
   1710 Gwynn Oak Avenue                              1225 FOREST PARK
   Baltimore, Maryland 21207                          SUITE 500
                                                      PAULSBORO, NJ 08066
                          Attn: RITA CARTER        SHIP VIA:
---------------------------------------------------------------------------------------------------------------------------------
7. TO: CONTRACTOR (NAME, ADDRESS AND ZIP CODE)                      8. TYPE OF ORDER
                                                                       / /  A. PURCHASE - Reference your ........................
   DUNN COMPUTER CORPORATION
   1306 SQUIRE COURT                                                   Please  furnish  the  following  on  the  terms and  cond-
   STERLING, VA 20164                                                  itions specified on both sides of this order  and  on  the attached  sheets,  if  any, including  delivery  as  indi-
                                                                       cated.  This  purchase  is  negotiated under authority of:

                                                                       /X/   B. DELIVERY - Except for biling instructions on  the
                                                                       reverse,  this  delivery  order is subject to instructions contained on this side  only  of  this  form and is issued subject to the terms and conditions of the  above-numbered
                          CHARLES J. SPENCE: (703) 450-0400            contract.
---------------------------------------------------------------------------------------------------------------------------------
9. ACCOUNTING AND APPROPRIATION DATA              10. REQUISITIONING OFFICE
                                                      SOCIAL SECURITY ADMINISTRATION
   28-8704, Salaries and Expenses, SSA, 1997      11. BUSINESS CLASSIFICATION (CHECK APPROPRIATE BOX (ES))
   CAN:   4004210                                                     OTHER       DIS-
   SOC:   319F                                      / / SMALL     / / THAN    / / ADVAN-    / / WOMEN-
   IFAS#: S205205B0                                                   SMALL       TAGED         OWNED
---------------------------------------------------------------------------------------------------------------------------------
12. F.O.B. POINT                      14. GOVERNMENT B/L NO.         15. DELIVER TO F.O.B. POINT      16. DISCOUNT TERMS
        DESTINATION                                                     ON OR BEFORE (Date)
                                                                                                          NET 30 DAYS
---------------------------------------------------------------------------------------------------------------------------------
13. PLACE OF INSPECTION AND ACCEPTANCE
        DESTINATION                                                           04/24/97
---------------------------------------------------------------------------------------------------------------------------------
                                       17. SCHEDULE (SEE REVERSE FOR REJECTIONS)
---------------------------------------------------------------------------------------------------------------------------------
  ITEM NO.           SUPPLIES OR SERVICES                                 QUANTITY   UNIT      UNIT            AMOUNT    QUANTITY
                                                                          ORDERED             PRICE                      ACCEPTED
    (A)                    (B)                                              (C)      (D)       (E)               (F)        (G)
---------------------------------------------------------------------------------------------------------------------------------
             PSC 7025

             Please indicate the Government's order number on the outside of each shipping container. Specific delivery requirements will be provided by the Government at a later date.

     1       PENTIUM P166Mhz Multi-Media Workstation. Configuration,        956.000    EA    1,458.000      1,393,848.000
             specifications and terms and conditions are provided for
             at attachment 1.

     2       Factory installed, 32MB RAM Upgrade.  With upgrade, basic      956.000    EA      186.000        177,816.000
             configuration shall have 2 ea 32MB SIMMs leaving at least
             two more open slots.

     3       Factory installed, 256 L2 Cache upgrade resulting in basic     956.000    EA       38.000         36,328.000
             configuration having 512 L2 cache with Intel chipset.
---------------------------------------------------------------------------------------------------------------------------------
                   18. SHIPPING POINT    19. GROSS SHIPPING WEIGHT   20. INVOICE NO.                           17(H) TOT.
 SEE BILLING                                                                                          0.00         (CONT.
INSTRUCTIONS                                                                                                       PAGES)
     ON            21. MAIL INVOICE TO: (INCLUDE ZIP CODE)
   REVERSE                                                                                                         17(I).
                   SSA, OFFICE OF FINANCE, P.O. BOX 47,                       IMPORTANT          1,607,992         GRAND
                   BALTIMORE, MD 21235                                                                             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
22. UNITED STATES OF AMERICA                                         23. NAME (TYPED)
             BY (SIGNATURE)      /s/ Linda L. Phipps                       LINDA L. PHIPPS
                                                                           TITLE: CONTRACTING/ORDERING OFFICER
---------------------------------------------------------------------------------------------------------------------------------
  NSN 7540_01_152_8083                                 50347-101                    OPTIONAL FORM 347 (REV. 6/95)
                                                                                    PRESCRIBED BY GSA/FAR 48 CFR 53.213(E)


                               BLOCK 17. SCHEDULE (CONTINUE)   Page 2 of 2 Pages

Date of order:  03/25/97
  Contract No:  GS35F4085D
     Order No:  0440-97-29984


                                                               QUANTITY           UNIT
ITEM                 SUPPLIES OR SERVICES                       ORDERED   UNIT   PRICE   AMOUNT
----  -------------------------------------------------------  --------   ----   -----   ------
  4   Set of 200 Master Keys                                      1.000    LOT   0.000    0.000


      Exhibit I is attached and incorporated in this order.
      Direct procurement questions to: RITA CARTER
      (410) 965-8789


                      [SOCIAL SECURITY ADMINISTRATION LOGO]

                                 SOCIAL SECURITY

S1QA3

Dunn Computer Corporation
Attention: Mr. Charles J. Spence
1306 Squire Court
Sterling, VA  20166

Dear Mr. Spence:

The purpose of this letter is to document agreements reached relative to Delivery Order 0440-97-29984 and Blanket Purchase Agreement (BPA) No. 0440-97-29988. Specifically, the following represents either agreed to changes in the government's requirement, as reflected in the above documents, or promises contained in Dunn's responses to the Government's requirements, which are also incorporated into the above cited document(s).

Accordingly, the following information is hereby provided:

    REFERENCE - SPECIFICATIONS:

    - The specifications of both documents have been revised to reflect the configuration proposed by Dunn.

    REFERENCE - ATTACHMENT I:

    - Part I - Configuration/Specfications - Paragraph 1.a has been revised to indicate that the entire workstation configuration must contain Underwriter Laboratories (UL) certification. Acceptance of any workstations under the delivery order or BPA shall be contingent upon receipt of this certification.

    - Part I - Configuration/Specifications - Paragraph 3. has been added to incorporate language requiring that any hardware or software products provided, which are non-commercial items, be Year 2000 compliant.

    - Part II - Terms and Conditions - Paragraph 1 has been added to reflect the requirement that workstations be UL certified and that acceptance is contingent upon this certification.

    - Part II - Terms and Conditions - Paragraph 4 has been revised to indicate that any proposed changes to the workstation configuration be equal to, or exceed, the currently provided configuration.

    - The BPA contains Dunn's statement that any future price reductions in Dunn's GSA schedule contract will automatically reduce the unit cost of the workstations provided under this BPA.

By signature below, Dunn hereby acknowledges the above and confirms acceptance of same.

                                                      Sincerely,



                                                      /s/ Linda L. Phipps
                                                      Linda L. Phipps
                                                      Contracting Officer

Acceptance:

/s/ Charles J. Spence
Charles J. Spence
Dunn Computer Corporation

Date: 3/25/97

                                Attachment I

PART I - CONFIGURATION/SPECIFICATIONS

1.  Dunn Computer Desktop 166Mhz Workstation with AMD PR166+ processor

    a. Entire workstation configuration shall be Energy Star, FCC, and UL compliant.

    b.  Desktop case;

    c.  Mother board with Intel chip, 512k L2 cache

    d.  4 PCI, 3 ISA slots, 1 shared slot, ZIP socket;

    e. 64Mb RAM 60ns, configured with 2 32 Mb SIMMs leaving at least 2 more open SIMM slots;

    f.  Keyboard (104);

    g. Daewoo, Model 1704C 17" SVGA color monitor, PCI, 2Mb video card, 800x600, 16M colors and 1024x768, 64k colors, non-interlaced .26 dot pitch, controls, tilt and swivel, 75hz VESA;

    h. SIC Resources Sound card, Model Crystal Wave 32AW-3D (Sound Blaster 32 AWE PnP and NT 4.0 compatible), with headphones (Sony, Model MDR-009VPC);

    i.  Alps 3.5" floppy 80,000 MTBF;

    j.  WL Waber Surge protector, Model EP6SP-15 (12 foot, 6 outlet);

    k.  PC Guardian Lock with key, Model 6001;

    l.  Has one half bay open;

    m.  200 Watt power supply

    n.  2 serial ports (16550 AFN UART), 1 parallel port, enhanced, flash BIOS;

    o.  Fujitsu 2.5GB hard drive, Model M1638TAU (10 ms, exceeds 500,000 MTBF);

    p.  Artec AM880s Mouse;

    q.  Token ring card with cable, Olicom (OC3118).

    r.  Hitachi cdr 7030 8X CD-ROM, 50K MTBF; and

    s. All equipment must have a 1-year, on-site warranty, with a "next-day" response time (see Part II, paragraph 2 below).

2. All components are certified on Microsoft Windows NT 4.0 Hardware compatibility list.

3.  All hardware and software is Year 2000 compliant.

    The contractor warrants that each non-commercial item of hardware, software, and firmware delivered or developed under this delivery order and listed above shall be able to accurately process date data [including, but not limited to, calculating, comparing, and sequencing] from, into, and between the twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the item documented provided by the contractor, provided that all listed or unlisted items [e.g., hardware, software, firmware] used in combination with such listed item properly exchange data with it. If the order requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this order, provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose non-compliance is discovered and made known to the contractor in writing within 90 days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

PART II - TERMS AND CONDITIONS

1. Acceptance: As provided for in Dunn's letter of March 14, 1997, all configurations provided under this delivery order shall be UL certified. Acceptance is contingent upon this certification, which shall be visible on the outside of each unit.

2. Delivery: All workstations are to be delivered "plug & play ready," with all components integrated to the following address:

                       CompuCom Systems, Inc.
                       1225 Forest Park
                       Suite 500
                       Paulsboro, NJ  08066

    Dunn Computer Corporation is required to deliver workstations ordered under this delivery order, up to a maximum of 250 workstations per month, within 30 days of notification by the Government. Deliveries shall be staggered between date of award and March 31, 1998.

    NOTE: Each shipping carton must contain the serial number of the device(s) on the outside of the carton.

3.  Maintenance/Warranty Considerations

    The workstations shall be provided as Government-furnished equipment to an integration contractor (i.e., Unisys Corporation) responsible for interating and installing local area networks (to which these workstations shall be integrated). Because these workstations shall be integrated onto local area networks for which Unisys Corporation shall have maintenance responsibility, the Government does not desire a warranty longer than 12 months.

    Unisys Corporation has subcontracted integration responsibilities to CompuCom Systems, Inc. in Paulsboro, NJ. Warranty coverage shall commence upon receipt of the workstations by CompuCom Systems, Inc. CompuCom shall, in turn, integrate the workstations onto a local area network and shall deliver and install the local area network into the applicable Social Security Administration (SSA) or State Disability Determination Service
    (DDS) office. SSA and DDS offices are located nationwide; therefore, the warranty coverage must be on a nationwide basis.

4.  Notice of Changes to Equipment or Critical Internal Components

    Because of potential adverse operational affects, the FSS Schedule contractor shall not make any changes to the configuration above without written notification and prior approval of the Government.

    The Government shall be given 30-day prior notice with regard to any proposed model changes or to changes in the following critical internal components: (1) the system board; (2) the system BIOS; (3) the system power supply; (4) the floppy disk drives;
    (5) the system RAM and (6) the hard disk controller. A sample of any proposed change shall be provided to the Government for testing to assure operational compatability.

    Any changes required in accordance with the above must be equal to or exceed the quality of the currently provided configuration.